EXHIBIT 99.2

wtwco.com © 2026 WTW. All rights reserved. WTW February 3, 2026 Earnings Release Supplemental Materials 2025 Fourth Quarter and Full Year Financial Results

WTW Forward-Looking Statements

This document contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as: our outlook; the potential impact of natural or man-made disasters like health pandemics and other world health crises; the impact of macroeconomic trends, including inflation, changes in interest rates, trade policies and other geopolitical risks; future capital expenditures; ongoing working capital efforts; future share repurchases; financial results (including our revenue, costs or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies; our indebtedness; our ability to execute strategic transactions, including both acquisitions and dispositions, including our ability to receive adequate consideration or any earnout proceeds in return for any dispositions or integrate or manage acquired businesses (such as our recent acquisition of Newfront and our planned acquisition of Cushon); demand for our services and competitive strengths; strategic goals; the benefits of new initiatives; growth of our business and operations; the sustained health of our product, service, transaction, client, and talent assessment and management pipelines; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; our cybersecurity and privacy processes; our ability to protect our intellectual property; our compliance with laws and regulations; our ability to implement and realize anticipated benefits of any cost-savings initiatives generated from our completed multi-year operational transformation program or other expense savings initiatives; our recognition of future impairment charges; and plans and references to future performance, including our future financial and operating results, short-term and long-term financial goals, plans, objectives, expectations and intentions, including with respect to free cash flow generation, adjusted net revenue, adjusted operating margin and adjusted earnings per share, are forward-looking statements. Also, when we use words such as 'may', 'will', 'would', 'anticipate', 'believe', 'estimate', 'expect', 'intend', 'plan', 'continues', 'seek', 'target', 'goal', 'focus', 'probably', or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize the anticipated benefits of our growth strategy, including inorganic growth through acquisitions; our ability to achieve our short-term and long-term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic conditions, business and political conditions, changes in the financial markets, inflation, credit availability, increased interest rates, changes in trade policies, increased tariffs and retaliatory actions; the risks to our short-term and long-term financial goals from any of the risks or uncertainties set forth herein; the risks relating to the adverse impacts of macroeconomic trends, including those relating to changes in trade policies and tariffs, as well as political events, war, such as the Russia-Ukraine war, and other international disputes, terrorism, natural disasters, public health issues and other business interruptions on the global economy and capital markets, such as uncertainty in the global markets, inflation, changes in interest rates and recessionary trends, changes in spending by government agencies and contractors, which could have a material adverse effect on our business, financial condition, results of operations and long-term goals; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of natural or man-made disasters such as health pandemics and other world health crises on the demand for our products and services, our cash flows and our business operations; material interruptions to or loss of our information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems; the insufficiency of client data protection, potential breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents;; our ability to comply with complex and evolving regulations related to data privacy, cybersecurity and artificial intelligence;; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non-recurring revenue increases from disposals and book-of-business sales; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing or potential future litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions, including our ability to integrate or manage acquired businesses or carve-out businesses to be disposed, as well as our ability to identify and successfully execute on opportunities for strategic collaboration; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including as a result of our recently-completed multi-year operational transformation program, investments in improving systems and processes, and in connection with our acquisition and divestiture activities; disasters or business continuity problems; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, including the impact of global trade policies and retaliatory considerations as well as foreign currency exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations and related counter-sanctions; our ability to effectively apply technology, data and analytics solutions, including through the use of artificial intelligence, for internal operations, maintaining industry standards, meeting client preferences and gaining competitive advantage, among other things; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare, and any other changes and developments in legal, regulatory, economic, business or operational conditions that could impact our businesses; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations and their effect on adjusted earnings per share; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including those that may impose additional excise taxes or impact our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; our recognition of future impairment charges; risks relating to or arising from environmental, social and governance ('ESG') practices; fluctuation in revenue against our relatively fixed or higher-than-expected expenses; the risk that investment levels across our portfolio increase, which can amplify the impact of market downturns; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10-K, and our subsequent filings with the SEC. Copies are available online at http://www.sec.gov or www.wtwco.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

wtwco.com
© 2026 WTW. All rights reserved.
2

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s ma nag ement uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/M argin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate, (9) Free Cash Flow and (10) Free Cash Flow Margin. The Company believes that those measures are relevant and provide pertinent information widely used by analysts, investors an d o ther interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency i mpa cts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasona ble efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3

Key Takeaways

- Generated Organic revenue growth[1] of 6% in Q4-25 and 5% in the full year 2025; Adjusted Operating Margin[1] expansion of +80 bps in Q4-25 and +130 bps for full year 2025
- Accelerated performance with our specialization strategy, innovative solutions, new talent and smart connections contributing to growth
- Enhanced efficiency by leveraging WE DO, AI and automation, driving operating margin expansion and increasing free cash flow margin
- Optimized our portfolio for growth and profitability with the announced acquisitions of Newfront, Cushon and FlowStone Partners
- Achieved 2025 financial objectives and returned capital to shareholders, with share repurchases of $1.65 billion and dividends of $358 million

1 Signifies Non-GAAP financial measures. See Appendix I for Non-GAAP reconciliations.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 4

wtwco.com Key figures © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q4 2025 GAAP Financial Results 1 Twelve months ended December 31, Three months ended December 31, $USD million, except EPS and % 2024 2025 2024 2025 $9,930 $9,708 (2)% $3,035 $2,936 (3)% Revenue % change $627 $2,234 256% $901 $1,016 13% Income from Operations % change 6.3% 23.0% 1,670 bps 29.7% 34.6% 490 bps Operating Margin % change, basis points $(88) $1,613 NM $1,248 $736 (41)% Net Income/(Loss) % change $(0.96) $16.26 NM $12.25 $7.62 (38)% Diluted EPS % change $1,512 $1,775 17% Net Cash From Operating Activities % change 5 1 Net Income and Diluted EPS for the year ended December 31, 2025 over the prior year is not meaningful (NM) given the impair men t charges for the year ended December 31, 2024 relating to the sale of TRANZACT

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q4 and Full Year 2025 Key Figures Total Revenue $USD billions Ad justed O perating Margin 2 % Free Cash Flow & Free Cash Flow Margin 2 $USD billions / % Adjusted Diluted EPS 2 $USD Including Non - GAAP Financial Results 1 $9.7 $9.9 2025 2024 +5% Full Year Organic 2 growth 1. See Appendix I for certain 2024 Non - GAAP metrics excluding TRANZACT. 2. Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. See Appendix II for recast of historical Non - GAAP financial measures. $2.9 $3.0 Q4 - 25 Q4 - 24 +6% Q4 Organic 2 growth $17.08 $16.29 2025 2024 +5% Full Year growth $8.12 $7.97 Q4 - 25 Q4 - 24 +2% Q4 growth 2025 2024 25.2% 23.9% + 130 bps Full Year y/y margin Q4 - 25 Q4 - 24 36.9% 36.1% +80 bps Q4 y/y margin +$279M Full Year y/y FCF 6 $1,546 $1,267 2025 2024 +310 bps Full Year y/y FCF margin 2025 2024 15.9% 12.8%

wtwco.com 7 Financial Review © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Quarterly Segment Performance: Health, Wealth & Career

Q4 2025 Segment Highlights[1]

- For the quarter, HWC had organic revenue growth[2] of 6%
  - Health had 4% organic revenue growth which was led by double-digit increases in International due to strong client retention, new client wins and healthcare inflation
  - Wealth generated 5% organic revenue growth from strong levels of Retirement work across all regions, as well as growth in our Investments business from new products, enhanced capital market conditions and client wins
  - Career had 10% organic revenue growth primarily driven by robust demand for broad-based advisory services and compensation benchmarking survey work, plus the impact of a change in survey delivery patterns. In addition, a book-of-business sale contributed to Career's revenue growth this quarter
  - BD&O organic revenue increased 5% reflecting higher commission revenue alongside higher levels of project and core administration work
- Operating income was $729 million in the quarter, a decrease of 6% from the prior year due to the sale of TRANZACT
- Operating margin increased 240 bps from the prior year primarily due to the sale of TRANZACT. Excluding TRANZACT, operating margins increased 30 basis points due to increased operating efficiencies



Revenue ($M)
$1,648
$1,853
Q4-25
Q4-24[3]



Segment Operating Margin[1]
44.3%
41.9%
Q4-25
Q4-24[3]

Organic Revenue Growth[2]	Q4-25	Q4-24
Health	4%	18%
Wealth	5%	3%
Career	10%	1%
Benefits Delivery & Outsourcing (BD&O)	5%	(2)%[4]
Health, Wealth & Career	6%	3%[4]

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.
3 Excluding TRANZACT, HWC Q4-24 revenue was $1,531M and HWC Q4-24 operating margin was 44.0%.
4 Organic Revenue growth for Q4-24 excluding TRANZACT was +6% and +1% for HWC and BD&O, respectively.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
8

Quarterly Segment Performance: Risk & Broking

Q4 2025 Segment Highlights[1]

- For the quarter, R&B had organic revenue growth[2] of 7%
  - CRB generated organic revenue growth of 8% driven by higher levels of new business activity and strong client retention globally
  - ICT organic revenue declined 1% for the quarter reflecting clients' continued caution in managing expenses amid ongoing economic uncertainty
- Operating income of $435 million in the quarter increased by 14%
- Operating margin increased 120 bps driven primarily by operating leverage from strong organic revenue growth



Revenue ($M)
$1,253
$1,141
Q4-25
Q4-24



Segment Operating Margin[1]
34.7%
33.5%
Q4-25
Q4-24

Organic Revenue Growth[2]	Q4-25	Q4-24
Corporate Risk & Broking (CRB)	8%	6%
Insurance Consulting & Technology (ICT)	(1)%	11%
Risk & Broking	7%	7%

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
9

wtwco.com Maintaining a Flexible Balance Sheet © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. 3 Pro - forma leverage ratio excluding TRANZACT as of December 31, 2024 was 2.2x. Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Dec 31, 2024 Dec 31, 2025 ($ millions) 1,890 3,132 Cash and Cash Equivalents 5,309 6,306 Total Debt 1 8,017 8,052 Total Equity 2.0x 3 2.4x Debt to Adj. EBITDA 2 Trailing 12 - month Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth and create value for shareholders • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and our leverage profile 10

Executing Against a Balanced Capital Allocation Strategy

Allocating capital to opportunities with the potential for highest return

Capital Allocation Priorities

- Reinvest in capabilities, businesses, and processes
- Invest in innovation, technology, and new business
- Return excess cash to shareholders through share repurchases and dividends to create long-term shareholder value
- Strengthen balance sheet and liquidity
- Business portfolio management
- Pursue opportunistic M&A to strengthen capabilities

Q4 2025 Highlights

- Repurchased $350 million of shares during the quarter, for a total of $1.65 billion for the year
- Paid quarterly cash dividends of $89 million, $0.92 per common share



CASH RETURNED TO SHAREHOLDERS
$13.8B
FY2016 to FY2025
Share repurchases
Dividends
$595
$396
$199
2016
$986
$709
$277
2017
$908
$602
$306
2018
$479
$150
$329
2019
$346
$346
2020
$2,001
$1,627
$374
2021
$3,899
$3,530
$369
2022
$1,352
$1,000
$352
2023
$1,255
$901
$354
2024
$2,008
$1,650
$358
2025



MEANINGFUL DIVIDEND GROWTH
+7%
Cash dividend growth
9 years CAGR
Quarterly cash dividend per share
+7%
$0.48
$0.53
$0.6
$0.65
$0.71
$0.80
$0.82
$0.84
$0.88
0.92
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

wtwco.com
© 2026 WTW All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
11

wtwco.com 12 Business Overview © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 13 WTW at a Glance Delivering superior advice, broking and solutions in the areas of people, risk and capital Segments 1 Geographies 1 Rich heritage Servicing clients since 1828 Global and diversified client base • 90% of the Fortune Global 500 • 89% of the U.S. Fortune 1000 • 96% of the FTSE 100 • Significant middle market presence Global reach, local expertise 140+ countries & markets served by 47,000 colleagues 1 Presented as % of full year 2025 revenue 55% 45% Health, Wealth & Career Risk & Broking 49% 39% 12% North America Europe International

Segment Overview: Health, Wealth & Career[1,2]

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

HWC Segment

Excluding TRANZACT
USD millions / %



Total Revenue
Operating Margin
$4,607
$4,545
$4,777
$4,992
$5,254
26.5%
27.2%
29.6%
31.4%
32.0%
2021
2022
2023
2024
2025

FY25 Revenue and Organic Growth[3]



+4% Organic
+3% Organic
Wealth 35%
BD&O 22%
HWC
+4% Organic
Career 14%
+4% Organic
Health 29%
+6% Organic

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.
2 All figures are shown excluding TRANZACT. See Appendix III for TRANZACT Standalone Historical Financial Results.
3 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
14

Segment Overview: Risk & Broking[1]

Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers



R&B Segment
USD millions / %
Total Revenue
Operating Margin
$3,564
$3,460
$3,735
$4,038
$4,334
23.4%
21.2%
21.8%
23.7%
24.7%
2021
2022
2023
2024
2025



FY25 Revenue and Organic Growth[2]
+1% Organic
ICT
10%
R&B
+6% Organic
CRB
90%
+7% Organic

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations

Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capital and improve performance

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtw 15

wtwco.com 16 Strategy & Outlook © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com Focused on Creating Long - Term Value for Shareholders © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Our successful rebuild and transformation has strengthened WTW’s position and results 17 Accelerating performance through innovation and expansion in attractive markets 1 Enhancing efficiency to deliver continued adjusted operating margin expansion and FCF improvement Optimizing portfolio to elevate financial performance and strategic position Generating attractive shareholder returns through balanced capital allocation strategy 2 4 3

wtwco.com 18 WTW Strategic & Financial Framework Accelerate Performance We will build on recent momentum to drive performance in our businesses Strategic Priorities Enhance Efficiency We will focus on enhancing operational efficiency to sustain margin and FCF improvement Optimize Portfolio We will invest strategically to optimize our portfolio and pursue scaled and high - growth broking businesses Financial Outlook Mid - single digit organic growth 1 plus opportunistic inorganic growth Revenue Growth Continued annual margin expansion , driven by improved efficiency and business mix Adjusted Operating Margin Annual growth driven by margin expansion and disciplined capital management Adjusted EPS Improve FCF margin and grow FCF by evolving business mix, expanding operating margin and managing working capital Free Cash Flow © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies forward - looking Non - GAAP financial measures. See WTW Non - GAAP measures on page 3 for more.

wtwco.com WTW Organic Growth Profile 19 Segment Growth Profiles 1 Risk & Broking: MSD to HSD CRB: MSD - to - HSD ICT: MSD - to - HSD Health, Wealth & Career: MSD Health: HSD Wealth: LSD Career: MSD BD&O: MSD 1 “HSD” High - Single Digits; “MSD” Mid - Single Digits; “LSD” Low - Single Digits 2 Signifies Non - GAAP financial measure. See WTW Non - GAAP measures on page 3 for more and Appendix I for Non - GAAP reconciliations. 3 Outlook is intended to reflect improved performance over time and is not intended to be a precise graph Sustainable long - term, mid - single digit organic growth 2 © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 2025 Revenue Outlook 3 $ 9.7 B 2 MSD Long - term Organic Revenue Growth Outlook

wtwco.com 20 Enhancing efficiency is a priority across the company Adjusted Operating Margin Outlook • Continue to drive efficiencies and operating leverage, coupled with WE DO efforts to further streamline processes • Offshoring and right shoring initiatives will expand margins • Investing in automation and AI to support productivity • ~100 bps of average annual operating margin 1 expansion over the next 2 years in R&B • Continue to build on HWC’s strong margin expansion track record Committed to driving continued annual margin expansion through efficiency and operating leverage WTW Adjusted Operating Margin % +25.2% 1 2025 Margin Outlook 2 Annual expansion © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. 2 Outlook is intended to reflect improved performance over time and is not intended to be a precise graph.

wtwco.com 21 Free Cash Flow Outlook Evolving business mix Operating margin expansion Working capital management 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. See Appendix II for recast of historical Non - GAAP financial measures. 2 Outlook and expected forward looking result is intended to reflect improved performance over time and is not intended to be a pr ecise graph © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Delivering improvement through three pillars WTW Free Cash Flow Margin +15.9% 2025 FCF Margin 1 FCF Margin Outlook 2 Continual Improvement

wtwco.com Rebalancing capital allocation strategy to reflect successful transformation and continued pursuit of a higher growth portfolio and margin expansion 22 Capital Allocation Strategy - Driving Growth, Margin and Returns Ongoing organic investments in talent, technology, and new products to drive sustainable growth and capture margin expansion opportunities Disciplined approach to M&A aligned with strategic priorities: strengthening core businesses and accelerating financial performance Share repurchases remain a central component of the capital allocation strategy Maintain appropriate financial flexibility Share repurchases Create value by returning capital to shareholders Quarterly dividends Reflects strong free cash flow generation Debt / leverage management Long - term leverage target of 2.0x to 2.5x Organic & inorganic investment Talent, Innovation, M&A © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Select 2026 Financial Considerations

Adjusted Operating Margin

Continued annual margin expansion at the enterprise level driven by:

~100 basis points of average annual margin expansion over the next 2 years in R&B

Incremental annual margin expansion in HWC

Capital Allocation

Expect share repurchases of $1.0B or greater, subject to market conditions and potential capital allocation to organic and inorganic investment opportunities

Willis Re Joint Venture

Expected to be a headwind on Adjusted Diluted EPS of ~$0.30

The remaining equity investments in the interest in earnings of associates line are not expected to be material in 2026

Newfront Acquisition

Expected to be ~$0.10 dilutive to Adjusted EPS in 2026

Expected 2026 post-close revenue of ~$250M and an adjusted EBITDA margin of ~26%

Newfront's Total Rewards business segment (~42%) will be included in HWC and Newfront's Business Insurance business segment (~58%) will be included in R&B

Free Cash Flow

Continual improvement in FCF margin primarily from operating margin expansion along with evolving our business mix

Foreign Exchange

Expect a foreign currency tailwind on Adjusted Diluted EPS of ~$0.30 in 2026 at today's rates with most of the tailwind coming in Q1-26

[1] See Appendix II for recast of historical Non-GAAP financial measures

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 23

wtwco.com 24 Appendix I: Reconciliation of Non - GAAP Measures and certain 2024 Non - GAAP Metrics excluding TRANZACT © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Constant Currency and Organic Revenue Change QTD

As reported, USD millions except %

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	As Reported % Change	Components of Revenue Change[i]: Less: Currency Impact	Constant Currency Change	Less: Acquisitions/ Divestitures	Organic Change
Health, Wealth & Career							
Revenue excluding interest income	$ 1,641	$ 1,847	(11)%	1%	(13)%	(18)%	6%
Interest income	7	6					
Total	**1,648**	**1,853**	**(11)%**	**1%**	**(12)%**	**(18)%**	**6%**
Risk & Broking							
Revenue excluding interest income	$ 1,229	$ 1,115	10%	3%	7%	0%	7%
Interest income	24	26					
Total	**1,253**	**1,141**	**10%**	**3%**	**7%**	**0%**	**7%**
Segment Revenue	$ 2,901	$ 2,994	(3)%	2%	(5)%	(11)%	6%
Corporate, reimbursable expenses and other	31	37					
Interest income	4	4					
Revenue	**$ 2,936**	**$ 3,035**	**(3)%**	**2%**	**(5)%**	**(11)%**	**6%[ii]**

(i) Components of revenue change may not add due to rounding.
(ii) Interest income did not contribute to organic change for the three months ended December 31, 2025.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 25

Constant Currency and Organic Revenue Change YTD

As reported, USD millions except %

	Years Ended December 31, 2025	Years Ended December 31, 2024	As Reported % Change	Components of Revenue Change[i] Less: Currency Impact	Constant Currency Change	Less: Acquisitions/ Divestitures	Organic Change
Health, Wealth & Career							
Revenue excluding interest income	$ 5,225	$ 5,745	(9)%	1%	(10)%	(14)%	4%
Interest income	29	32					
Total	**5,254**	**5,777**	**(9)%**	**1%**	**(10)%**	**(14)%**	**4%**
Risk & Broking							
Revenue excluding interest income	$ 4,237	$ 3,926	8%	1%	7%	0%	7%
Interest income	97	112					
Total	**4,334**	**4,038**	**7%**	**1%**	**6%**	**0%**	**6%**
Segment Revenue	$ 9,588	$ 9,815	(2)%	1%	(3)%	(8)%	5%
Corporate, reimbursable expenses and other	90	93					
Interest income	30	22					
Revenue	**$ 9,708**	**$ 9,930**	**(2)%**	**1%**	**(3)%**	**(8)%**	**5%[ii]**

(i) Components of revenue change may not add due to rounding.
(ii) Interest income did not contribute to organic change for the year ended December 31, 2025.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
26

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin QTD As reported, USD millions except % 27 2025 2024 Income from operations and Operating margin 1,016$ 34.6% 901$ 29.7% Adjusted for certain items: Amortization 48 50 Restructuring costs — 32 Transaction and transformation 19 113 Adjusted operating income and Adjusted operating income margin 1,083$ 36.9% 1,096$ 36.1% 2025 2024 Net income 736$ 25.1% 1,248$ 41.1% Provision for income taxes 197 440 Interest expense 66 66 Depreciation 59 54 Amortization 48 50 Restructuring costs — 32 Transaction and transformation 19 113 Net periodic pension and postretirement benefits (4) 1 Gain on disposal of operations — (853) Adjusted EBITDA and Adjusted EBITDA Margin 1,121$ 38.2% 1,151$ 37.9% Three Months Ended December 31, Three Months Ended December 31,

Adjusted Op Income and Margin, Adj. EBITDA and Margin YTD

As reported, USD millions except %

	Years Ended December 31, 2025			Years Ended December 31, 2024		
Income from operations and Operating margin	$	2,234	23.0%	$	627	6.3%
Adjusted for certain items:						
Impairment		—			1042	
Amortization		192			226	
Restructuring costs		—			61	
Transaction and transformation		23			409	
Provision for specified litigation matter(i)		—			13	
Adjusted operating income and Adjusted operating income margin	$	2,449	25.2%	$	2,378	23.9%

	Years Ended December 31, 2025			Years Ended December 31, 2024		
Net income/(loss)	$	1,613	16.6%	$	(88)	(0.9)%
Provision for income taxes		318			192	
Interest expense		260			263	
Impairment		—			1,042	
Depreciation		226			230	
Amortization		192			226	
Restructuring costs		—			61	
Transaction and transformation		23			409	
Provision for specified litigation matter(i)		—			13	
Net periodic pension and postretirement benefits		46			(64)	
(Gain)/loss on disposal of operations		(40)			337	
Adjusted EBITDA and Adjusted EBITDA Margin	$	2,638	27.2%	$	2,621	26.4%

(i) Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a client over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is unlikely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excluding this matter from adjusted results makes results more comparable from period to period and more representative of our core business operations.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 28

wtwco.com Adjusted Net Income and Adjusted Diluted EPS QTD © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 29 (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 2025 2024 Net income attributable to WTW 735$ 1,246$ Adjusted for certain items: Amortization 48 50 Restructuring costs — 32 Transaction and transformation 19 113 Net periodic pension and postretirement benefits (4) 1 Gain on disposal of operations — (853) Tax effect on certain items listed above (i) (14) 222 Adjusted Net Income 784$ 811$ Weighted-average ordinary shares, diluted 97 102 Diluted Earnings Per Share 7.62$ 12.25$ Adjusted for certain items: (ii) Amortization 0.50 0.49 Restructuring costs — 0.31 Transaction and transformation 0.20 1.11 Net periodic pension and postretirement benefits (0.04) 0.01 Gain on disposal of operations — (8.39) Tax effect on certain items listed above (i) (0.15) 2.18 Adjusted Diluted Earnings Per Share (ii) 8.12$ 7.97$ Three Months Ended December 31,

wtwco.com 2025 2024 Net income/(loss) attributable to WTW 1,605$ (98)$ Adjusted for certain items: Impairment — 1,042 Amortization 192 226 Restructuring costs — 61 Transaction and transformation 23 409 Provision for specified litigation matter (i) — 13 Net periodic pension and postretirement benefits 46 (64) (Gain)/loss on disposal of operations (40) 337 Tax effect on certain items listed above (ii) (61) (254) Tax effect of significant adjustments (79) (7) Adjusted Net Income 1,686$ 1,665$ Weighted-average ordinary shares, diluted 99 102 Diluted Earnings/(loss) Per Share 16.26$ (0.96)$ Adjusted for certain items: (iii) Impairment — 10.20 Amortization 1.95 2.21 Restructuring costs — 0.60 Transaction and transformation 0.23 4.00 Provision for specified litigation matter (i) — 0.13 Net periodic pension and postretirement benefits 0.47 (0.63) (Gain)/loss on disposal of operations (0.41) 3.30 Tax effect on certain items listed above (ii) (0.62) (2.49) Tax effect of significant adjustments (0.80) (0.07) Adjusted Diluted Earnings Per Share (iii) 17.08$ 16.29$ Years Ended December 31, Adjusted Net Income and Adjusted Diluted EPS YTD © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 30 (i)  Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excludin g this matter from adjusted results makes results more comparable from period to period and more representative of our core b usi ness operations. (ii) The tax effect was calculated using an effective tax rate for each item. (iii) Per share values and totals may differ due to rounding.

wtwco.com Adjusted Income Before Taxes & Adjusted Income Tax Rate QTD As reported, USD millions except % © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 31 (i)   The tax effect was calculated using an effective tax rate for each item. 2025 2024 Income from operations before income taxes and interest in earnings of associates 947$ 1,691$ Adjusted for certain items: Amortization 48 50 Restructuring costs — 32 Transaction and transformation 19 113 Net periodic pension and postretirement benefits (4) 1 Gain on disposal of operations — (853) Adjusted income before taxes 1,010$ 1,034$ Provision for income taxes 197$ 440$ Tax effect on certain items listed above (i) 14$ (222)$ Adjusted income taxes 211$ 218$ U.S. GAAP tax rate 20.8% 26.0% Adjusted income tax rate 20.8% 21.1% Three Months Ended December 31,

wtwco.com Adjusted Income Before Taxes & Adjusted Income Tax Rate YTD © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 32 (i)   Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excludin g this matter from adjusted results makes results more comparable from period to period and more representative of our core b usi ness operations. (ii) The tax effect was calculated using an effective tax rate for each item. As reported, USD millions except % 2025 2024 Income from operations before income taxes and interest in earnings of associates 1,953$ 102$ Adjusted for certain items: Impairment — 1,042 Amortization 192 226 Restructuring costs — 61 Transaction and transformation 23 409 Provision for specified litigation matter (i) — 13 Net periodic pension and postretirement benefits 46 (64) (Gain)/loss on disposal of operations (40) 337 Adjusted income before taxes 2,174$ 2,126$ Provision for income taxes 318$ 192$ Tax effect on certain items listed above (ii) 61 254 Tax effect of significant adjustments 79 7 Adjusted income taxes 458$ 453$ U.S. GAAP tax rate 16.3% 188.8% Adjusted income tax rate 21.1% 21.3% Years Ended December 31,

wtwco.com Free Cash Flow and Free Cash Flow Margin © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 33 As reported, USD millions except % 2025 2024 Cash flows from operating activities 1,775$ 1,512$ Less: Additions to fixed assets and software (229) (245) Free Cash Flow 1,546$ 1,267$ Revenue 9,708$ 9,930$ Free Cash Flow Margin 15.9% 12.8% Years Ended December 31,

wtwco.com Certain 2024 Non - GAAP Metrics Excluding TRANZACT As reported, USD millions except EPS and % © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 34 1. See Appendix II for recast of historical Non - GAAP financial measures 2. See Appendix III for TRANZACT Standalone Historical Financial Results. 2024 Historical Recast 1 2024 TRANZACT Financials 2 2024 excluding TRANZACT Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Total revenue 2,341$ 2,265$ 2,289$ 3,035$ 9,930$ 184$ 142$ 137$ 322$ 785$ 2,157$ 2,123$ 2,152$ 2,713$ 9,145$ Adjusted operating income 483 385 414 1,096 2,378 33 12 0 103 148 450 373 414 993 2,230 Adjusted operating margin 20.6% 17.0% 18.1% 36.1% 23.9% 17.8% 8.6% 0.0% 32.1% 18.9% 20.8% 17.5% 19.2% 36.6% 24.4% Adjusted EPS 3.13$ 2.39$ 2.77$ 7.97$ 16.29$ 0.24$ 0.09$ 0.00$ 0.80$ 1.14$ 2.89$ 2.30$ 2.77$ 7.17$ 15.15$ Free Cash Flow (YTD Basis) (36)$ 305$ 724$ 1,267$ 1,267$ 56$ 63$ 40$ (15)$ (15)$ (92)$ 242$ 684$ 1,282$ 1,282$ Free Cash Flow Margin 12.8% (1.9%) 14.0%

wtwco.com 35 © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Appendix II: Recast of Historical Non - GAAP Measures

Historical Recast - Adjusted EBITDA and Margin

$USD Millions except %	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022 Full Year
Net Income/(Loss)	$ 125	$ 114	$ 192	$ 593	$ 1,024
(Income)/loss from discontinued operations, net of tax	(11)	46	(8)	13	40
Provision for/(benefit from) income taxes	43	19	1	131	194
Interest expense	49	51	54	54	208
Impairment	81	—	—	—	81
Depreciation	66	65	60	64	255
Amortization	85	83	71	73	312
Restructuring costs	6	56	9	28	99
Transaction and transformation	20	38	50	73	181
Provision for specified litigation matter (i)	—	—	—	—	—
Net periodic pension and postretirement benefits	(71)	(69)	(64)	(68)	(272)
Loss/(gain) on disposal of operations	54	(22)	(21)	(18)	(7)
Adjusted EBITDA	$ 447	$ 381	$ 344	$ 943	$ 2,115
Net income margin	5.8%	5.6%	9.8%	21.8%	11.5%
Adjusted EBITDA margin	20.7%	18.8%	17.6%	34.6%	23.9%

$USD Millions except %	2023 Q1	2023 Q2	2023 Q3	2023 Q4	2023 Full Year
Net Income/(Loss)	$ 206	$ 96	$ 139	$ 623	$ 1,064
(Income)/loss from discontinued operations, net of tax	—	—	—	—	—
Provision for/(benefit from) income taxes	50	24	25	116	215
Interest expense	54	57	61	63	235
Impairment	—	—	—	—	—
Depreciation	60	64	60	58	242
Amortization	71	70	62	60	263
Restructuring costs	3	10	17	38	68
Transaction and transformation	59	93	113	121	386
Provision for specified litigation matter (i)	—	—	—	—	—
Net periodic pension and postretirement benefits	(28)	(25)	(29)	(27)	(109)
Loss/(gain) on disposal of operations	—	(3)	(41)	1	(43)
Adjusted EBITDA	$ 475	$ 386	$ 407	$ 1,053	$ 2,321
Net income margin	9.2%	4.4%	6.4%	21.4%	11.2%
Adjusted EBITDA margin	21.2%	17.9%	18.8%	36.1%	24.5%

$USD Millions except %	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2024 Full Year
Net Income/(Loss)	$ 194	$ 142	$ (1,672)	$ 1,248	$ (88)
(Income)/loss from discontinued operations, net of tax	—	—	—	—	—
Provision for/(benefit from) income taxes	48	26	(322)	440	192
Interest expense	64	68	65	66	263
Impairment	—	—	1,042	—	1,042
Depreciation	59	57	60	54	230
Amortization	60	60	56	50	226
Restructuring costs	18	3	8	32	61
Transaction and transformation	125	97	74	113	409
Provision for specified litigation matter (i)	—	13	—	—	13
Net periodic pension and postretirement benefits	(22)	(21)	(22)	1	(64)
Loss/(gain) on disposal of operations	—	—	1,190	(853)	337
Adjusted EBITDA	$ 546	$ 445	$ 479	$ 1,151	$ 2,621
Net income margin	8.3%	6.3%	(73.0)%	41.1%	(0.9)%
Adjusted EBITDA margin	23.3%	19.6%	20.9%	37.9%	26.4%

(i) Represents a provision related to litigation arising out of a structured insurance program originally placed for a client over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is unlikely to be exactly replicated elsewhere. We believe excluding this matter from adjusted results makes results more comparable from period to period and more representative of our core business operations.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw
36

Historical Recast - Adjusted Net Income and Adjusted Diluted EPS

	2022					2023					2024				
$USD Millions	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
NET INCOME/(LOSS) ATTRIBUTABLE TO WTW	$ 122	$ 109	$ 190	$ 588	$ 1,009	$ 203	$ 94	$ 136	$ 622	$ 1,055	$ 190	$ 141	$ (1,675)	$ 1,246	$ (98)
Adjusted for certain items:															
(Income)/loss from discontinued operations, net of tax	(11)	46	(8)	13	40	—	—	—	—	—	—	—	—	—	—
Impairment	81	—	—	—	81	—	—	—	—	—	—	—	1,042	—	1,042
Amortization	85	83	71	73	312	71	70	62	60	263	60	60	56	50	226
Restructuring costs	6	56	9	28	99	3	10	17	38	68	18	3	8	32	61
Transaction and transformation	20	38	50	73	181	59	93	113	121	386	125	97	74	113	409
Provision for specified litigation matter (i)	—	—	—	—	—	—	—	—	—	—	—	13	—	—	13
Net periodic pension and postretirement benefit credits	(71)	(69)	(64)	(68)	(272)	(28)	(25)	(29)	(27)	(109)	(22)	(21)	(22)	1	(64)
Loss/(gain) on disposal of operations	54	(22)	(21)	(18)	(7)	—	(3)	(41)	1	(43)	—	—	1,190	(853)	337
Tax effect on certain items listed above (ii)	(25)	(33)	(8)	(56)	(122)	(27)	(37)	(44)	(60)	(168)	(46)	(39)	(391)	222	(254)
Tax effect of significant adjustments	—	—	(24)	4	(20)	4	(2)	—	—	2	—	(7)	—	—	(7)
Adjusted net income	$ 261	$ 208	$ 195	$ 637	$ 1,301	$ 285	$ 200	$ 214	$ 755	$ 1,454	$ 325	$ 247	$ 282	$ 811	$ 1,665
Weighted-average ordinary shares — diluted (iii)	118	112	111	109	112	108	107	105	104	106	104	103	102	102	102
Diluted earnings/(loss) per share (iii)	$ 1.03	$ 0.97	$ 1.72	$ 5.40	$ 8.98	$ 1.88	$ 0.88	$ 1.29	$ 5.97	$ 9.95	$ 1.83	$ 1.36	$ (16.44)	$ 12.25	$ (0.96)
Adjusted for certain items (iv):															
(Income)/loss from discontinued operations, net of tax	(0.09)	0.41	(0.07)	0.12	0.36	—	—	—	—	—	—	—	—	—	—
Impairment	0.68	—	—	—	0.72	—	—	—	—	—	—	—	10.23	—	10.20
Amortization	0.72	0.74	0.64	0.67	2.78	0.66	0.65	0.59	0.58	2.48	0.58	0.58	0.55	0.49	2.21
Restructuring costs	0.05	0.50	0.08	0.26	0.88	0.03	0.09	0.16	0.36	0.64	0.17	0.03	0.08	0.31	0.60
Transaction and transformation	0.17	0.34	0.45	0.67	1.61	0.55	0.87	1.07	1.16	3.64	1.21	0.94	0.73	1.11	4.00
Provision for specified litigation matter (i)	—	—	—	—	—	—	—	—	—	—	—	0.13	—	—	0.13
Net periodic pension and postretirement benefits	(0.60)	(0.61)	(0.58)	(0.63)	(2.42)	(0.26)	(0.23)	(0.28)	(0.26)	(1.03)	(0.21)	(0.20)	(0.22)	0.01	(0.63)
Loss/(gain) on disposal of operations	0.46	(0.20)	(0.19)	(0.17)	(0.06)	—	(0.03)	(0.39)	0.01	(0.41)	—	—	11.68	(8.39)	3.30
Tax effect on certain items listed above (ii)	(0.21)	(0.29)	(0.07)	(0.51)	(1.09)	(0.25)	(0.35)	(0.42)	(0.58)	(1.58)	(0.44)	(0.38)	(3.84)	2.18	(2.49)
Tax effect of significant adjustments	—	—	(0.22)	0.04	(0.18)	0.04	(0.02)	—	—	0.02	—	(0.07)	—	—	(0.07)
Adjusted diluted earnings per share (iv)	$ 2.21	$ 1.85	$ 1.76	$ 5.85	$ 11.57	$ 2.65	$ 1.87	$ 2.03	$ 7.25	$ 13.71	$ 3.13	$ 2.39	$ 2.77	$ 7.97	$ 16.29

(i) Represents a provision related to litigation arising out of a structured insurance program originally placed for a client over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is unlikely to be exactly replicated elsewhere. We believe excluding this matter from adjusted results makes results more comparable from period to period and more representative of our core business operations.
(ii) The tax effect was calculated using an effective tax rate for each item.
(iii) When there is net loss attributable to WTW for the period, basic and diluted shares and earnings per share are the same value.
(iv) Per share values and totals may differ due to rounding.

wtwco.com
© 2026 WTW All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 37

Historical Recast - Adjusted Income Tax Rate

$USD Millions except %	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022 Full Year	2023 Q1	2023 Q2	2023 Q3	2023 Q4	2023 Full Year	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2024 Full Year
Income/(Loss) from continuing operations before income taxes	$ 157	$ 179	$ 185	$ 737	$ 1,258	$ 256	$ 120	$ 164	$ 739	$ 1,279	$ 242	$ 168	$ (1,994)	$ 1,688	$ 104
Adjusted for certain items:															
Impairment	81	—	—	—	81	—	—	—	—	—	—	—	1,042	—	1,042
Amortization	85	83	71	73	312	71	70	62	60	263	60	60	56	50	226
Restructuring costs	6	56	9	28	99	3	10	17	38	68	18	3	8	32	61
Transaction and transformation	20	38	50	73	181	59	93	113	121	386	125	97	74	113	409
Provision for specified litigation matter (i)	—	—	—	—	—	—	—	—	—	—	—	13	—	—	13
Net periodic pension and postretirement benefits	(71)	(69)	(64)	(68)	(272)	(28)	(25)	(29)	(27)	(109)	(22)	(21)	(22)	1	(64)
Loss/(gain) on disposal of operations	54	(22)	(21)	(18)	(7)	—	(3)	(41)	1	(43)	—	—	1,190	(853)	337
Adjusted income before taxes	$ 332	$ 265	$ 230	$ 825	$ 1,652	$ 361	$ 265	$ 286	$ 932	$ 1,844	$ 423	$ 320	$ 354	$ 1,031	$ 2,128
Provision for/(benefit from) income taxes	$ 43	$ 19	$ 1	$ 131	$ 194	$ 50	$ 24	$ 25	$ 116	$ 215	$ 48	$ 26	$ (322)	$ 440	$ 192
Tax effect on certain items listed above (ii)	25	33	8	56	122	27	37	44	60	168	46	39	391	(222)	254
Tax effect of significant adjustments	—	—	24	(4)	20	(4)	2	—	—	(2)	—	7	—	—	7
Adjusted income taxes	$ 68	$ 52	$ 33	$ 183	$ 336	$ 73	$ 63	$ 69	$ 176	$ 381	$ 94	$ 72	$ 69	$ 218	$ 453
U.S. GAAP tax rate	27.5%	10.5%	0.7%	17.7%	15.4%	19.5%	19.8%	15.5%	15.7%	16.8%	19.9%	15.6%	16.1%	26.0%	184.7%
Adjusted income tax rate	20.5%	19.5%	14.7%	22.1%	20.3%	20.1%	23.5%	24.2%	18.9%	20.6%	22.3%	22.4%	19.4%	21.2%	21.3%

(i) Represents a provision related to litigation arising out of a structured insurance program originally placed for a client over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is unlikely to be exactly replicated elsewhere. We believe excluding this matter from adjusted results makes results more comparable from period to period and more representative of our core business operations.

(ii) The tax effect was calculated using an effective tax rate for each item.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 38

wtwco.com Historical Recast – Free Cash Flow © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 39 2024 2023 2022 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 $USD Millions except % $ 1,512 $ 913 $ 431 $ 24 $ 1,345 $ 823 $ 430 $ 134 $ 812 $ 437 $ 258 $ 21 Cash flows from operating activities (136) (106) (70) (33) (153) (116) (80) (42) (138) (100) (60) (31) Less: Additions to fixed assets and software for internal use (109) (83) (56) (27) (89) (66) (41) (19) (66) (50) (33) (15) Less: Capitalized software costs $ 1,267 $ 724 $ 305 $ (36) $ 1,103 $ 641 $ 309 $ 73 $ 608 $ 287 $ 165 $ (25) Free Cash Flow $ 9,930 $ 9,483 $ 8,866 Revenue 12.8% 11.6% 6.9% Free Cash Flow Margin

wtwco.com 40 Appendix III: TRANZACT Standalone Historical Financial Results © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com TRANZACT Standalone Historical Financial Results © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 41 Seasonality The seasonal nature of TRANZACT’s operations creates significant fluctuations in quarterly operating results. Historically, quarterly financial results have been recorded as follows: 23% 24% 22% 18% 20% 8% 18% 22% 41% 34% 70% Revenue Expenses 0% Income Q4 Q3 Q2 Q1 Revenue, Expenses and Income As a % of full year 2024 Full Year $USD million, except % 2022 2023 2024 $742 $805 $785 Revenue $146 $149 $148 Adjusted Operating Income 19.6% 18.5% 18.9% Adjusted Operating Margin $156 $160 $159 Adjusted EBITDA ~($100) ~($20) ~($15) Free Cash Flow

wtwco.com 42 About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.